UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

KULR TECHNOLOGY GROUP, INC.

(Name of Registrant as Specified In Its Charter)

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KULR Technology Group, Inc.

555 Forge River Road, Suite 100, Webster, Texas 77598

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDER
PURSUANT TO SECTION 228

OF THE DELAWARE GENERAL CORPORATION LAW

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

This Information Statement is being mailed or furnished to the stockholders of KULR Technology Group, Inc., a Delaware corporation (“we,” “us,” “KULR” or the “Company”), in connection with the written consent (the “Written Consent”) executed on April 28, 2026 (the “Record Date”) by Michael Mo, our CEO and Chairman, and the holder of a majority of the outstanding aggregate voting stock of the Company entitled to vote, or approximately 70.03% (the “Majority Stockholder”), which Written Consent approved the following actions (collectively, the “Actions”) by written consent in lieu of a meeting of stockholders:

1.	A resolution to remove Dr. Joanna Massey, Donna Grier, Aron Schwartz, and Shawn Canter from the board of directors of the Company;
2.	A resolution to elect Benjamin Andrew Frank and Dr. Michael Philip Kimel as members of the board of directors of the Company to serve until the next annual meeting of stockholders of the Company or until their successors have been duly elected and qualified; and
3.	A resolution to adopt amended and restated by-laws of the Company (the “Amended and Restated By-laws”).

The General Corporation Law of the State of Delaware (the “DGCL”) and the Company’s Bylaws permit holders of a majority of the voting power to take stockholder action by written consent. The Written Consent constitutes the consent of a majority of the total number of shares entitled to vote on the Actions and is sufficient under Section 228 of the DGCL to approve the Actions. Under Delaware law, the Actions became effective upon delivery of the Written Consent to the Company on April 28, 2026. Accordingly, the Company is not required to and will not hold a meeting of its stockholders to approve the Actions described herein.

Accordingly, all necessary corporate approvals required pursuant to the DGCL and the Company’s certificate of incorporation, as amended and restated to date, and by-laws in connection with the matters referred to herein have been obtained. The Company did not participate in the solicitation of stockholder consents that resulted in the taking of the Actions by the Majority Stockholder. This Information Statement is furnished solely for the purpose of informing the stockholders of the Company of the Actions, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the notice requirements under Section 228(e) of the DGCL.

You are encouraged to carefully read the Information Statement for further information regarding the Actions. This Information Statement is first being mailed or furnished to stockholders on or about May 14, 2026.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

The Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

INFORMATION STATEMENT

OF

KULR TECHNOLOGY GROUP, INC.

555 Forge River Road, Suite 100, Webster, Texas 77598

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDER
PURSUANT TO SECTION 228

OF THE DELAWARE GENERAL CORPORATION LAW

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of the Company in connection with the Written Consent executed on April 28, 2026 by the Majority Stockholder of the Company, which Majority Stockholder is the record owner of an aggregate of 2,773,149 shares of common stock, par value $0.0001 per share (the “Common Stock”) and 1,000,000 shares of Non-Convertible Series A Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), representing approximately 70.03% of the outstanding voting power of the Company. The Written Consent approved the following Actions by written consent in lieu of a meeting of stockholders:

1.	A resolution to remove Dr. Joanna Massey, Donna Grier, Aron Schwartz, and Shawn Canter from the board of directors of the Company;
2.	A resolution to elect Benjamin Andrew Frank and Dr. Michael Philip Kimel as members of the board of directors of the Company to serve until the next annual meeting of stockholders of the Company or until their successors have been duly elected and qualified; and
3.	A resolution to adopt the Amended and Restated By-laws.

The approval of each of the Actions was taken by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware, which provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Majority Stockholder adopted resolutions approving the Actions by entering into the Written Consent on April 28, 2026. Under Delaware law, the Actions became effective upon delivery of the Written Consent to the Company on April 28, 2026.

The elimination of the need for a special meeting of stockholders to approve the Actions is made possible by Section 228 of the DGCL and the Company’s Bylaws. Utilizing the written consent of the holders of a majority in interest of our voting securities eliminates the costs involved in holding a special meeting of stockholders.

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of the corporate action without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as this notice. This Information Statement is first being mailed on or about May 14, 2026 to stockholders of record as of that date, and is being delivered to inform you of the corporate action described herein in accordance with Rule 14c-2 under the Exchange Act.

No appraisal rights are afforded to our stockholders under Delaware law in connection with the matters discussed in this Information Statement.

We know of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of our voting stock.

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DISTRIBUTION AND COSTS

This Information Statement is first being mailed or furnished to stockholders on or about May 14, 2026, in accordance with Rule 14c-2 under the Exchange Act, and the notice requirements of the DGCL. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, or the “Securities Act,” and Section 21E of the Securities Exchange Act of 1934 or the “Exchange Act.” These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or anticipated results. In some cases, you can identify forward-looking statements by terms such as “may,” “intend,” “might,” “will,” “should,” “could,” “would,” “expect,” “believe,” “anticipate,” “estimate,” “predict,” “potential,” or the negative of these terms. These terms and similar expressions are intended to identify forward-looking statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

OUTSTANDING SHARES AND VOTING RIGHTS

As of April 28, 2026, the Company had 46,254,040 shares of Common Stock issued and outstanding and 1,000,000 shares of Preferred Stock issued and outstanding. Each share of Common Stock entitles its holder to one vote on any matter submitted to the stockholders. Each share of Preferred Stock entitles its holder to 100 votes on any matter submitted to the stockholders. The Majority Stockholder has voted all of his 2,773,149 shares of Common Stock and 1,000,000 shares of Preferred Stock, representing approximately 70.03% of the outstanding voting power of the Company, in favor of approval of the Actions pursuant to the Written Consent. No other consents are being solicited in connection with this Information Statement. No consideration was paid for the Majority Stockholder’s written consent.

Under applicable Delaware law, the affirmative vote of the majority of shares entitled to vote on the matter is required in connection with the Actions. The Written Consent executed by the Majority Stockholder is sufficient to approve all of the Actions and no further stockholder action is required to approve the Actions.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Michael Mo, our CEO and Chairman, is the Majority Stockholder who approved the Actions. As further described under the caption “Corporate Governance—Controlled Company” below, we are a “controlled company” within the meaning of the corporate governance rules of the New York Stock Exchange (“NYSE”). Because of this control, Mr. Mo and related parties control the outcome of any matters put before or otherwise under the control of the stockholders.

Except as described in this Information Statement, none of our officers and directors, nor any of their associates, have any interest in the Actions described in this Information Statement except in their capacity as holders of our Common Stock and Preferred Stock (which interest does not differ from that of the other holders of our Common Stock and Preferred Stock, respectively).

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OVERVIEW OF ACTIONS

The following actions have been approved by the Written Consent of the Majority Stockholder, whose vote represents approximately 70.03% of our issued and outstanding voting stock entitled to vote on matters submitted to the stockholders:

1.	A resolution to remove Dr. Joanna Massey, Donna Grier, Aron Schwartz, and Shawn Canter from the board of directors of the Company;
2.	A resolution to elect Benjamin Andrew Frank and Dr. Michael Philip Kimel as members of the board of directors of the Company to serve until the next annual meeting of stockholders of the Company or until their successors have been duly elected and qualified (the “Director Appointments”); and
3.	A resolution to adopt the Amended and Restated By-laws (the “By-law Amendments”).

Action by Written Consent of Majority Stockholders

Section 228 of the DGCL provides that stockholders of the Company may act by written consent without a meeting if such stockholders hold the number of shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted.

Section 2.3 of the By-laws of the Company then in effect at the time of the execution of the Written Consent (the “Original By-laws”) provides that a director may be removed from office by the affirmative vote of the holders of a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled to vote as of the Record Date.

Section 2.4 of the Original By-laws provides director vacancies created by the removal of directors by the stockholders may be filled by the affirmative vote of the holders of a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled to vote as of the Record Date.

Section 10.1 of the Original By-laws provides that the by-laws of the Company may be altered, amended or repealed and new by-laws may be adopted by the affirmative vote of the holders of a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled to vote as of the Record Date, voting together as a single class.

The Written Consent constitutes the consent of a majority of the total number of votes entitled to vote on the Actions and is sufficient under Section 228 the DGCL to approve the Actions.

The Company is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

THE DIRECTOR APPOINTMENTS

Names of New Directors	Age	Position with Company
Benjamin Andrew Frank	56	Director
Dr. Michael Philip Kimel	56	Director

Benjamin Andrew Frank, age 56, has served as Director of Workforce AI Solution Engineering of Microsoft Corporation since August 2013. Mr. Frank is responsible for leading pre-sales technical teams supporting large enterprise customers deploying AI-driven platforms, with a focus on asset-intensive industries, including energy. Mr. Frank’s role has evolved across the Modern Workforce technologies and industry segments he supports during his tenure at Microsoft, while maintaining the same leadership title and scope of responsibility. Mr. Frank holds a Bachelor of Science degree in Mechanical Engineering from the University of California, Santa Barbara. We believe Mr. Frank is qualified to serve on our board of directors because of his leadership experience and commercial expertise in the technology industry.

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Dr. Michael Philip Kimel, age 56, has served as Founder and Chief Executive Officer of Pricimetrics, Inc., a pricing and analytics firm, since July 2019. Dr. Kimel is responsible for overseeing the Company’s strategic direction, pricing and analytics solutions, and financial performance initiatives. Previously, Dr. Kimel served as Senior Vice President of Pricing and Analytics at OmniSource United from 2018 to 2019. Prior to that, he served as Senior Director of Pricing and Market Analytics at Toyo Tire Holdings of Americas Inc. from 2014 to 2018. Earlier in his career, Dr. Kimel held various pricing, analytics, and strategy roles, including positions at Sears Holdings Corporation, FirstEnergy Corporation, and Alltel Communications. Dr. Kimel holds a Ph.D. in Economics from the University of California, Los Angeles. We believe Dr. Kimel is qualified to serve on our board of directors because of his commercial, financial and management expertise.

Certain Relationships and Related Party Transactions

There are no family relationships between any of our directors and our executive officers. There are no arrangements or understandings with any person pursuant to which either individual was elected as a director of the Company nor are there any transactions directly or indirectly involving either of Mr. Frank or Dr. Kimel that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

THE BY-LAW AMENDMENTS

The following summary of the Amended and Restated By-laws is qualified in its entirety by reference to entire text of the Amended and Restated By-laws, which are incorporated by reference into this Information Statement as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 28, 2026.

The Amended and Restated By-laws replace in their entirety the Original By-laws. A summary of some of the changes under the Amended and Restated By-laws is set forth below. Such summary does not purport to be a complete accounting of all the differences in the Amended and Restated By-laws:

●	Majority Voting Standard for the Election of Directors. Section 2.09(b) of the Amended and Restated By-laws implements a majority-of-votes-cast standard for uncontested director elections, with a plurality standard in contested elections and an associated resignation framework; Section 1.10 of the Original By-laws provided only that votes for directors “shall be by ballot” and was silent as to the applicable voting standard.
●	Removal of Directors. Section 3.05 of the Amended and Restated By-laws permits removal with or without cause by stockholders of record holding at least 50% voting power; Section 2.3 of the Original By-laws permitted removal only at a meeting “expressly called for that purpose” by a majority of the outstanding capital stock.
●	Special Meetings of Stockholders. Section 2.03 of the Amended and Restated By-laws reduces the stockholder threshold to request a special meeting from two-thirds of each class or series (Section 1.2 of the Original By-laws) to 50% of the voting power then entitled to vote on the proposed matters and adds detailed procedural safeguards.
●	Advance Notice Provisions. The Original By-laws’ perfunctory stockholder proposal and nomination notice requirements (Sections 1.8 and 2.16) have been replaced by a comprehensive advance notice framework at Section 2.12 of the Amended and Restated By-laws, with clarified timing windows, disclosure obligations, and compliance enforcement mechanisms.
●	Proxy Access. Section 2.13 of the Amended and Restated By-laws introduces proxy access provisions permitting an Eligible Stockholder (as defined therein) owning 3% or more of the outstanding shares entitled to vote in the election of directors continuously for at least three years to nominate director candidates for inclusion in the Company’s proxy statement, subject to stated conditions; no analogous provision existed in the Original By-laws.
●	Amendment Procedure. Article VIII of the Amended and Restated By-laws requires either unanimous consent of the Board of Directors or approval by stockholders owning a majority of the voting power, replacing Section 10.1 of the Original By-laws, which permitted amendment by a simple Board majority.
●	Exclusive Forum Selection. Section 7.06 of the Amended and Restated By-laws designates the Delaware Court of Chancery (or other Delaware courts as provided) as the exclusive forum for specified internal corporate claims and the federal district courts of the United States as the exclusive forum for Securities Act claims; no analogous provision existed in the Original By-laws.

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●	Indemnification. Section 11.1 of the Original By-laws’ single-sentence indemnification provision has been expanded into Article V of the Amended and Restated By-laws (Sections 5.01 through 5.06), providing indemnification to the fullest extent permitted by law, mandatory advancement of expenses, non-exclusivity, express authority for indemnification agreements, D&O insurance, and anti-retroactivity protections.
●	Board Committees. Article III of the Original By-laws establishing a detailed Executive Committee structure has been replaced by Section 3.18 of the Amended and Restated By-laws, which authorizes a flexible, general committee framework to the extent permitted by law.
●	Officer Structure. Article IV of the Amended and Restated By-laws modernizes the officer slate to include a Chief Executive Officer, President, Chief Financial Officer, Treasurer, and Secretary as core officers and revises the removal standard; this replaces the Original By-laws’ Article IV, which enumerated legacy positions including a Controller and Executive Vice Presidents.
●	Electronic Records and Communications. New provisions in the Amended and Restated By-laws, including Sections 2.05, 3.04, 3.11, 3.16, and 7.05, authorize electronic transmission for notices, consents, resignations, and corporate records; the Original By-laws contained no comparable provisions.
●	Remote Communications. Section 2.01(b) of the Amended and Restated By-laws authorizes meetings of stockholders by means of remote communication subject to Board authorization and verification safeguards; the Original By-laws addressed only physical meeting locations in Section 1.12.
●	Uncertificated Shares. Section 6.01 of the Amended and Restated By-laws authorizes the Board of Directors to provide by resolution that some or all shares be uncertificated and evidenced by book-entry, modernizing the certificate-only regime of Section 6.1 of the Original By-laws.

ABSENCE OF DISSENTERS’ RIGHTS

No dissenters’ or appraisal rights are available to our stockholders under the DGCL in connection with the Actions set forth in this Information Statement.

CHANGES IN CONTROL

We are not aware of any arrangements, including any pledge by any person of our stock, the operation of which may at a subsequent date result in a change of control of the Company.

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DIRECTORS, OFFICERS AND KEY EMPLOYEES

Set forth below are the Company’s Directors, and Executive Officers and key employees as of the Record Date, together with an overview of their professional experience and expertise.

Name	Age	Office
Michael Mo	55	Chief Executive Officer and Chairman
Dr. William Walker	36	Chief Technology Officer
Shawn Canter	55	Chief Financial Officer
Benjamin Andrew Frank	56	Director
Dr. Michael Philip Kimel	56	Director
Jay Yamamoto	47	General Counsel and Secretary

The term of office for each director is one year, or until the next annual meeting of the stockholders.

Biographical information for Benjamin Andrew Frank and Dr. Michael Philip Kimel is included above with the director biographies under the caption “The Director Appointments.”

Michael Mo has served as our CEO and member of the Board of Directors of the Company since March 2011. Mr. Mo is a technology entrepreneur and successful investor with over 20 years of experience in technology management, product development and marketing. In 2013, he co-founded KULR and has been serving as its CEO since then. From 2007 to 2015, Mr. Mo served as Senior Director of Business Development at Amlogic, Inc., a California high-tech company. Mr. Mo received his Master of Science in Electrical Engineering from the University of California at Santa Barbara.

Shawn Canter was appointed CFO of the Company effective March 2023 and has served as a member of the Board of Directors of the Company from June 2025 through April 2026. Mr. Canter is a seasoned corporate executive and board member with over 25 years of experience leading teams in hands-on roles in both institutional and early/growth stage companies bringing solutions to complex situations. He gained significant financial and transactional experience as an executive in M&A at Goldman Sachs and at Bank of America’s investment banking division where he also served as Chief Operating Officer of M&A. Mr. Canter is responsible for financial management and driving a disciplined fiscal strategy while scaling the Company through its commercialization phase. Mr. Canter received a bachelor’s degree in economics and a master’s degree in organizational behavior from Stanford University, as well as a JD and an MBA from the University of Michigan.

Dr. William Walker was appointed Chief Technical Officer effective November 2022. Dr. Walker, who originally joined the Company in March 2022 as Director of Engineering, has significant experience in professional and research related activities focused on thermo-electrochemical testing and analysis of Li-ion battery assemblies and related thermal management products designed for space exploration applications. Prior to joining the Company, from October 2021 to March 2022, Dr. Walker was a Research Scientist at Underwriters Laboratories Inc. From June 2012 to October 2021, Dr. Walker was employed by the National Aeronautics and Space Administration (NASA) Johnson Space Center (JSC) where he focused on designing battery assemblies for human spaceflight applications capable of safely mitigating the effects of thermal runaway and preventing cell-to-cell propagation. Dr. Walker was recognized with a NASA Trailblazer award and with the RNASA Stellar Award for early career contributions to Li-ion battery thermal analysis and calorimetry methods. Dr. Walker continues to be engaged in the academic and professional communities focused on battery safety. Dr. Walker received his B.S. in Mechanical Engineering at West Texas A&M University (WTAMU) and Ph.D. in Materials Science and Engineering at the University of Houston (UH).

Jay Yamamoto was appointed General Counsel and Corporate Secretary effective June 2025. Mr. Yamamoto brings 15 years of legal experience to the Company. Prior to joining, Mr. Yamamoto had served as KULR’s primary outside counsel since December 2016, providing strategic advice on securities regulation, corporate governance, M&A, and other complex matters and, through that engagement, has developed an intimate understanding of the Company’s business, risk profile, and long-term objectives. Prior to joining KULR, Mr. Yamamoto spent 15 years practicing law, including over 7 years as a partner, at Sichenzia Ross Ference Carmel LLP, a law firm in New York. His firm practice focused on corporate and securities law, including initial public offerings and secondary transactions, mergers and acquisitions, corporate governance and securities law compliance. Mr. Yamamoto represented numerous public and private companies in private equity financing transactions, debt and venture capital offerings, domestic mergers, stock and assets acquisitions and other reorganization transactions. Mr. Yamamoto received B.A. degrees from Colgate University in economics and philosophy, and his J.D. degree from Pace University School of Law.

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CORPORATE GOVERNANCE

The Company is committed to maintaining strong corporate governance practices that benefit the long-term interests of our Shareholders by providing for effective oversight and management of the Company. The Company’s governance policies, including its Code of Business Conduct and Ethics, Insider Trading Policy, Compensation Recovery Policy and Committee Charters can be found on the Company’s website at https://www.kulrtechnology.com/governance-documents/.

The Nominating and Corporate Governance Committee regularly reviews the Company’s corporate governance policies, Code of Business Conduct and Ethics, Insider Trading Policy and Committee Charters.

The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.

Code of Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics (the “Code”). The Code applies to all of our directors, officers and employees. We have made the Code available on our website https://www.kulrtechnology.com/governance-documents/. We intend to disclose future amendments to, or waivers of, our Code, as and to the extent required by SEC regulations, at the same location on our website identified above or in public filings.

Insider Trading Policy

The Company has also adopted an insider trading policy governing the purchase, sale, and other dispositions of our securities by directors, officers, employees and consultants regarding transactions in our securities and the disclosure of material nonpublic information related to our Company, that is reasonably designed to promote compliance with insider trading laws, rules and regulations and any listing standards applicable to us. In addition, with regard to the Company’s trading of its own securities, it is our policy to comply with federal securities laws and applicable exchange listing requirements. Under the Company’s Insider Trading Policy, directors, executives and certain other employees are prohibited from entering into hedging transactions involving the Company’s securities, such as short sales, puts and calls. The Company’s Insider Trading Policy can be found on our website at https://kulr.ai/investors/governance-documents/.

Compensation Recovery Policy

We have adopted a compensation recovery policy, effective as of November 29, 2023, that complies with the SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Clawback Policy”). Subject to the terms of the Clawback Policy, we may be required to recover certain cash or equity-based incentive compensation payments or awards made or granted to an executive officer in the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The Company’s Clawback Policy can be found on our website at https://kulr.ai/investors/governance-documents/.

Board Composition

The Company’s directors are elected at the annual meeting of shareholders to hold office until the annual meeting of shareholders for the ensuing year or until their successors have been duly elected and qualified. Officers are elected annually by the board of directors and serve at the discretion of the board.

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Our board currently consists of three directors, Michael Mo, Benjamin Andrew Frank, and Dr. Michael Philip Kimel. Each of Benjamin Andrew Frank and Dr. Michael Philip Kimel are “independent” as defined under the NYSE rules (as discussed below).

Family Relationships

There are no family relationships between any director and executive officer.

Controlled Company

Michael Mo, our CEO and Chairman, controls a majority of the voting power represented by our capital stock (approximately 70.03% as of the Record Date). As a result, we are a “controlled company” within the meaning of the corporate governance rules of the NYSE. Under these corporate governance rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements. Although we qualify as a “controlled company,” we do not currently expect to rely on these exemptions and intend to fully comply with all corporate governance requirements under the listing standards of the NYSE. However, if we elect to rely on some or all of these exemptions, we would not comply with certain of the corporate governance standards of the NYSE, which could adversely affect the protections for other stockholders.

Because of this control, Mr. Mo and related parties control the outcome of any matters put before or otherwise under the control of the stockholders.

Director Independence

Our board of directors has determined that Benjamin Andrew Frank and Dr. Michael Philip Kimel are “independent,” as defined under the NYSE rules. For purposes of the NYSE rules, an independent director means a person other than an executive officer or employee of our company or any other individual having a relationship which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, subject to certain additional limitations.

Committees of the Board of Directors

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. The composition and responsibilities of each of the committees of our board of directors are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The Audit Committee consists of Dr. Michael Philip Kimel and Benjamin Andrew Frank, with Dr. Kimel serving as Chairperson. The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under rules of the SEC and the NYSE. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate. Dr. Michael Philip Kimel meets the qualifications of an Audit Committee financial expert. During 2025, the Audit Committee met four times and acted twice by unanimous written consent.

Our Audit Committee has the responsibility for, among other things, (i) appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor, (ii) reviewing the internal audit function, including its independence, plans, and budget, (iii) approving, in advance, audit and any permissible non-audit services performed by our independent auditor, (iv) reviewing our internal controls with the independent auditor, the internal auditor, and management, (v) reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management, (vi) reviewing, approving and overseeing any transaction between the Company and any related person and any other potential conflict of interest situations, and (vii) overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, and the activities of our internal audit function.

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The Audit Committee’s charter is available at https://kulr.ai/investors/governance-documents/.

Compensation Committee

The members of our Compensation Committee are Benjamin Andrew Frank and Dr. Michael Philip Kimel, with Mr. Frank serving as Chairperson. During 2025, the Compensation Committee met seven times and acted twice by unanimous written consent.

Our Compensation Committee has the responsibility for, among other things, (i) reviewing and approving the chief executive officer’s compensation based on an evaluation in light of corporate goals and objectives, (ii) reviewing and recommending to the Board the compensation of all other executive officers, (iii) reviewing and recommending to the Board incentive compensation plans and equity plans, (iv) reviewing and discussing with management the Company’s Compensation Discussion and Analysis and related information to be included in the annual report on Form 10-K and proxy statements, and (v) reviewing and recommending to the Board for approval procedures relating to Say on Pay Votes.

The Compensation Committee’s Charter is available at https://kulr.ai/investors/governance-documents/.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Benjamin Andrew Frank and Dr. Michael Philip Kimel, with Mr. Frank serving as Chairperson. During 2025, the Nominating and Corporate Governance Committee met one time and acted once by unanimous written consent.

Our Nominating and Corporate Governance Committee has the responsibility relating to assisting the Board in, among other things, (i) identifying and screening individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors, (ii) recommending to the Board the approval of nominees for director, (ii) developing and recommending to our board of directors a set of corporate governance guidelines, and (iv) overseeing the evaluation of our board of directors.

The Nominating and Corporate Governance Committee’s Charter is available at https://kulr.ai/investors/governance-documents/.

Board of Director Meetings and Attendance

Our Board of Directors met six times during 2025 and also approved Board resolutions or acted by unanimous written consent ten times. Each of the then-members of our Board of Directors was present at all but two of the meetings of the Board and committees held in 2025.

Executive Sessions

Although the Chief Executive Officer and other members of senior management are invited to attend meetings of the Board, the members of the Board meet in executive sessions, without executive management present, in conjunction with each of the regularly scheduled meetings of the Board and in special meetings at the discretion of the Board members. Each committee of the Board also meets in executive sessions without executive management present in regularly scheduled meetings and in special meetings at the discretion of the committee members. In addition, the Audit Committee meets quarterly in separate executive sessions with our independent registered public accounting firm.

Communications With the Board of Directors

Any stockholder or any other interested party who desires to communicate with our Board, or any specified individual director, may do so by directing such correspondence to KULR Technology Group, Inc., 555 Forge River Road, Suite 100, Webster, Texas 77598, Attention: General Counsel and Corporate Secretary. Communications received are distributed to an independent Board member, as well as other members of our Board, as appropriate, depending on the facts and circumstances outlined in the communication received, within the discretion of our General Counsel and Corporate Secretary.

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Involvement in Certain Legal Proceedings

Except as disclosed in the bios above, the Company’s directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Leadership Structure

Our board leadership structure consists of a Chairman of the Board of Directors who is also our CEO. Each year, our Board of Directors assesses these roles and the board leadership structure to ensure the interests of KULR and its shareholders are best served. Mr. Mo holds the Chairman and CEO position at KULR. We do not have an express policy on whether the roles of Chair of the Board and CEO should be combined or separated. Instead, the Board prefers to maintain the flexibility to determine which leadership structure best serves the interests of KULR and our shareholders based on the evolving needs of the company. Although we have a combined Chair of the Board and CEO leadership structure, we have added a Lead Independent Director position to complement the Chair of the Board’s role and to serve as the principal liaison between the nonemployee directors and the CEO. The Lead Independent Director, among other things, takes responsibility for scheduling board meetings and setting meeting agendas and ensuring that management provides sufficient information for the Board of Directors to remain informed about and maintains proper oversight of our operations.

A number of factors support the leadership structure chosen by the Board, including, among others:

●	Mr. Mo has extensive knowledge of all aspects of KULR and its business and risks, its industry and its customers.

●	Mr. Mo is intimately involved in the day-to-day operations of KULR and is best positioned to elevate the most critical business issues for consideration by the Board of Directors.

●	The Board of Directors believes having Mr. Mo serve in both capacities allows him to more effectively execute KULR’s strategic initiatives and business plans and confront its challenges.

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●	A combined Chairman and CEO structure provides KULR with decisive and effective leadership with clearer accountability to our shareholders and customers.

●	This structure allows one person to speak for and lead the Company and the Board.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of our common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, during the fiscal year ended December 31, 2025, our officers, directors and greater than 10% beneficial owners have complied with all applicable filing requirements of Section 16(a).

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the fiscal years ended December 31, 2025 and 2024 by (i) our principal executive officer and (ii) our two most highly compensated executive officers, other than our principal executive officer, who were serving as executive officers as of December 31, 2025 collectively the “Named Executive Officers”):

				Stock		All Other
Name and Principal Position	Year	Salary	Bonus	Awards(1)		Compensation	Total
Michael Mo	2025	$440,755	$90,000	$4,960,000	(2)	$12,224	$5,502,979
Chief Executive Officer	2024	$272,196	$100,000	$103,043	(3)	$-	$475,239
Shawn Canter	2025	$345,834	$70,000	$3,720,000	(4)	$-	$4,135,834
Chief Financial Officer	2024	$250,001	$45,000	$-		$-	$295,001
William Walker	2025	$263,470	$53,860	$2,480,000	(5)	$-	$2,797,330
Chief Technology Officer	2024	$228,270	$50,000	$-		$-	$278,270

(1)	The amounts reflect the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions regarding these restricted stock awards, (see Note 16 - Stockholders’ Equity (Deficit)) to our financial statements for the year ended December 31, 2025, which are included in our Annual Report on Form 10-K for the year ended December 31, 2025 included herein.

(2)	Includes 250,000 shares of the Company’s common stock which vest in four equal increments over four years and gym membership fees of $12,224.

(3)	Includes 35,779 shares of the Company’s common stock which vests over one year.

(4)	Includes 187,500 shares of the Company’s common stock which vest in four equal increments over four years.

(5)	Includes 125,000 shares of the Company’s common stock which vest in four equal increments over four years.

Pay vs. Performance

The following table sets forth compensation information for our principal executive officer, referred to below as our “PEO”, and our other named executive officers, or “Other NEOs”, for purposes of comparing their compensation to the value of our shareholders’ investments and our net income (loss), calculated in accordance with SEC regulations, for fiscal years 2025, 2024 and 2023.

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Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (5)	Net Income (Loss)
2025	$5,502,979	$(1,725,293)	$3,466,582	$(1,427,298)	$30.83	$(61,899,782)
2024	$475,239	$3,942,063	$286,636	$2,909,636	$295.83	$(17,523,629)
2023	$333,649	$(1,143,851)	$1,029,036	$311,223	$15.83	$(23,693,556)

(1)	The dollar amounts reported are the amounts of total compensation reported for our PEO, Michael Mo, in the Summary Compensation Table of our Form 10-K for fiscal years 2025, 2024 and 2023.

(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Mo during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, (iii) the value of equity awards issued and vested during the reported fiscal year, and (iv) reduced by the value of equity awards granted in prior years that were forfeited in subsequent years.

(3)	The dollar amounts reported are the average of the total compensation reported for our Other NEOs, other than our PEO, namely Messrs. Canter and Walker for 2025, 2024 and 2023.

(4)	The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our Other NEOs, other than our PEO. The dollar amounts reported are the average of the total compensation reported for our Other NEOs, other than our PEO in the Summary Compensation Table for fiscal years 2025, 2024 and 2023, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, (iii) the value of equity awards issued and vested during the reported fiscal year, and (iv) reduced by the value of equity awards granted in prior years that were forfeited in subsequent years.

(5)	Assumes an investment of $100 for the period starting on January 1, 2023 through the end of the listed fiscal year. The closing prices of the Company’s common stock as reported on Nasdaq, as applicable, on the following trading days were: (i) $9.60 on December 30, 2022; (ii) $1.52 on December 29, 2023; (iii) $28.40 on December 31, 2024; and (iv) $2.96 on December 31, 2025.

*	The above per share prices reflect the 1-for-8 reverse stock split of our common stock effected on June 23, 2025.

To calculate the amounts of compensation actually paid each of the PEO and Other NEOs reported in the table above, the following amounts were deducted from and added (as applicable) to compensation as reported in the Summary Compensation Table:

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	PEO			Other NEOs
	2025	2024	2023	2025	2024	2023
Summary Compensation Table Total	$5,502,979	$475,239	$333,649	$3,466,582	$286,636	$1,029,036
Less: Grant Date Fair Value of Equity Awards (1)	(4,960,000)	(103,043)	-	(3,100,000)	-	(823,000)
Less: Prior Year End Fair Value of Equity Awards Granted in Prior Years that Forfeited During the Fiscal Year	-	-	-	-	-	-
Add: Year End Fair Value of Equity Awards Granted in the Year that are Outstanding and Unvested as of Year End	740,000	1,016,117	-	462,500	-	175,750
Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested Equity at Year End	(1,192,500)	2,520,000	(1,136,250)	(1,768,875)	2,583,000	(56,813)
Add: Change in Fair Value of Equity Awards from End of Prior Year to the Vesting Date for Awards Granted in Prior Years that Vested During the Fiscal Year	(1,815,772)	33,750	(341,250)	(487,505)	40,000	(13,750)
Compensation Actually Paid	$(1,725,293)	$3,942,063	$(1,143,851)	$(1,427,298)	$2,909,636	$311,223

(1)	Represents the grant date fair value of the equity awards as reported in the Summary Compensation Table.

In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. For a discussion of the assumptions made in the valuation of grants, see Note 16 to the Consolidated Financial Statements included in our Form 10-K.

Relationship Between Pay and Performance

Our “total shareholder return,” as set forth in the above table, decreased by 69% during the three-year period ended December 31, 2025, while our net loss declined by 161% over that same three-year period. “Compensation Actually Paid” to our PEO decreased from $(1,143,851) in 2023 to $(1,725,293) in 2025; and “Compensation Actually Paid” to our Other NEOs decreased from $311,223 in 2023 to $(1,427,598) in 2025.

Our executive compensation program seeks to align executive officers’ long-term interests with those of our shareholders to incentivize a long-term increase in shareholder value, and therefore does not specifically align the Company’s performance measures with Compensation Actually Paid (as defined by SEC rules) for a particular year. Compensation Actually Paid in the tables above is calculated pursuant to SEC rules and reflects cash compensation actually paid as well as changes to the fair values of equity awards during the applicable fiscal years based on year-end or vesting date stock prices, as well as various accounting valuation assumptions, and does not reflect the actual amounts earned during the year by our PEO and Other NEOs. Compensation Actually Paid fluctuates annually largely due to the change in our stock price from year to year.

Employment Contracts; Termination of Employment and Change-in-Control Arrangements

We have not entered into employment agreements with our officers and directors and our Board of Directors has the sole discretion to determine the salaries and incentive bonuses, including merit-based cash and equity bonuses, payable to our Named Executive Officers.

During the year ended December 31, 2025, the Board, upon recommendation of the Compensation Committee, approved the following compensation for each of the following officers of the Company:

●	On December 31, 2025, the Board approved a cash bonus to Michael Mo, Shawn Canter and Will Walker in the amount of $90,000, $70,000 and $53,860, respectively.

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Equity Compensation Plans

On August 15 and November 5, 2018, the Board of Directors and a majority of the Company’s shareholders, respectively, approved the 2018 Equity Incentive Plan (the “2018 Plan”). Under the 2018 Plan, 1,875,000 shares of common stock of the Company were authorized for issuance. The 2018 Plan provided for the issuance of incentive stock options, non-statutory stock options, rights to purchase common stock, stock appreciation rights, restricted stock, and restricted stock units to employees, directors and consultants of the Company and its affiliates. Upon the effectiveness of the 2025 Plan (defined below), no further awards were made under the 2018 Plan.

On September 24, 2025 and November 21, 2025, the Board of Directors and a majority of the Company’s shareholders, respectively, approved the 2025 Equity Incentive Plan (the “2025 Plan”). Under the 2025 Plan, 7,500,000 shares of common stock of the Company are authorized for issuance. The 2025 Plan provides for the issuance of incentive stock options, non-statutory stock options, rights to purchase common stock, stock appreciation rights, restricted stock and restricted stock units to employees, directors and consultants of the Company and its affiliates. The 2025 Plan requires the exercise price of stock options to be not less than the fair value of the Company’s common stock on the date of grant.

Compensation of Directors

The table below sets forth the non-employee director compensation for the year ended December 31, 2025.

	Fees			Nonqualified
	Earned or		Non-Equity	Deferred
	Paid in	Stock	Incentive Plan	Compensation	All Other
	Cash	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)(1)	($)	($)	($)	($)
Dr. Joanna Massey	$135,000	$33,350	$-	$-	$-	$168,350
Donna Grier	$76,875	$33,350	$-	$-	$-	$110,225
Aron Schwartz	$47,500	$33,350	$-	$-	$-	$80,850

(1)	The amounts reflect the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions regarding these restricted stock awards (see Note 16 - Stockholders’ Equity (Deficit)) to our financial statements for the year ended December 31, 2025, which are included in our Annual Report on Form 10-K for the year ended December 31, 2025 included herein.

On June 5, 2025, the Board approved the cash compensation of the independent directors of the Company as follows; the Lead Independent Director (“Lead Director”) will receive annual cash compensation equal to $120,000, the non-Lead Independent Director (“non-Lead Director”) will receive annual cash compensation equal to $97,500 and the second non-Lead Independent Director (“second non-Lead Director”) will receive annual compensation equal to $95,000. On November 24, 2025, the Board approved stock compensation whereby the Lead Director and each Independent Director were granted 13,130 restricted stock units, which vest in two equal installments on December 6, 2025 and June 6, 2026.

Outstanding Equity Awards at Fiscal Year-End

The following table discloses information regarding outstanding equity awards granted or accrued as of December 31, 2025, for our named executive officers.

Outstanding Equity Awards
Stock Awards
	Number of Shares or Units of		Market Value of Units of
	Stock that have not vested		Stock that have not vested
Name	(#)		($)(1)
Michael Mo (Chief Executive Officer)	296,875	(2)	$878,750
Shawn Canter (Chief Financial Officer)	300,000	(3)	888,000
Dr. William Walker (Chief Technology Officer)	151,562	(4)	448,624

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(1)	The market value of the awards that have not vested is based on the closing price of the Company’s Common Stock on NYSE American on December 31, 2025, which was $2.96.

(2)	Consists of (i) 46,875 restricted stock units which vest on November 1, 2026 and (ii) 250,000 restricted stock units which vest annually in four equal installments on January 17, 2026, January 17, 2027, January 17, 2028 and January 17, 2029.

(3)	Consists of (i) 112,500 restricted stock units which vest in equal installments on March 31, 2026, March 31, 2027 and March 31, 2028 and (ii) 187,000 restricted stock units which vest in equal installments on January 17, 2026, January 17, 2027, January 17, 2028 and January 17, 2029.

(4)	Consists of (i) 1,563 restricted stock awards which vest on April 13, 2026; (ii) 3,125 restricted stock awards vest on November 1, 2026; (iii) 21,874 restricted stock units which vest in equal installments on July 12, 2026 and July 12, 2027; and (iv) 125,000 restricted stock units which vest in equal installments on January 17, 2026, January 17, 2027, January 17, 2028 and January 17, 2029.

TRANSACTIONS WITH RELATED PERSONS

Other than as set forth below and compensation arrangements, including employment, and indemnification arrangements, discussed, there have been no transactions since January 1, 2023, in which the amount involved in the transaction exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years, and to which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Procedures for Approval of Related Party Transactions

Related party transactions are subject to the review, approval, and oversight of the Audit Committee. In its review, the Audit Committee is provided with full disclosure of the parties involved in the transaction and considers the relationships amongst the parties and members of our Board of Directors and executive officers.

AUDIT COMMITTEE REPORT

The Board of Directors has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2025, which were audited by CBIZ CPAs P.C., our independent registered public accounting firm for the year ended December 31, 2025. The Board of Directors discussed with CBIZ CPAs P.C. the matters required to be discussed pursuant to Public Company Accounting Oversight Board (United States) Auditing Standard 1301 (Communication with Audit Committee). The Board of Directors received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Board of Directors concerning independence and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Board of Directors also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended December 31, 2025, were compatible with maintaining CBIZ CPAs P.C.’s independence. Based on these reviews and discussions, the audit committee recommended to the Company’s board of directors that the audited financial statements be included in the company's annual report on Form 10-K.

Respectfully submitted by the Audit Committee,

Dr. Michael Philip Kimel* Benjamin Andrew Frank*

*Dr. Kimel and Mr. Frank each joined the committee effective April 29, 2026.

The foregoing Audit Committee Report does not constitute soliciting material or to be “filed” with the Commission or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407 of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r) and shall not be deemed filed or incorporated by reference into any other of our filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT OF KULR TECHNOLOGY GROUP, INC.

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of the Record Date (except as indicated below) by:

●	each of the Company’s current directors and executive officers;
●	all of the Company’s current directors and executive officers as a group; and
●	each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

Except as otherwise indicated, all shares are owned directly. Unless otherwise indicated, the address of each of the persons shown is c/o KULR Technology Group, Inc., 555 Forge River Road, Suite 100, Webster, TX. Each record holder of Preferred Stock shall have that number of votes (identical in every other respect to the voting rights of the holders of Common Stock entitled to vote at any regular or special meeting of the shareholders or by written consent) equal to 100 votes per share of Preferred Stock held by such record holder.

	Amount of
	Beneficial	Percentage	Vote With
Name of Beneficial Owner	Ownership	Ownership (1)	Series A
Michael Mo (2) - CEO and Chairman	2,773,149	6.00%	70.03%
Shawn Canter (3) - CFO and Recently Removed Director	139,478	*	*
Dr. William Walker (4) - CTO	56,814	*	*
Benjamin Andrew Frank - Recently Elected Director	-	*	*
Dr. Michael Philip Kimel - Recently Elected Director	62	*	*
Donna Grier (5) - Recently Removed Director	24,065	*	*
Dr. Joanna Massey (6) - Recently Removed Lead Director	24,378	*	*
Aron Schwartz (7) - Recently Removed Director	6,565	*	*
All directors and executive officers as a group (9 persons) (8)	3,038,456	6.57%	70.45%
Beneficial owners of more than 5%
None

*	Less than 1%

(1)	The percentage ownership is based on 46,254,040 shares outstanding and entitled to vote. A person is considered to beneficially own any shares (a) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (b) of which such person has the right to acquire beneficial ownership at any time within 60 days through the vesting of restricted equity grants. Shares underlying such equity grants, however, are only considered outstanding for the purpose of computing the percentage ownership of that person and are not considered outstanding when computing the percentage ownership of any other person.

(2)	Includes 175,000 shares of Common Stock held jointly by Mr. Mo and his spouse and 2,598,149 shares of Common Stock underlying restricted stock held by Mr. Mo. Mr. Mo also beneficially owns an aggregate of 1,000,000 shares of Preferred Stock. Each share of the Preferred Stock entitles Mr. Mo to votes equal to one hundred votes per share of Preferred Stock held.

(3)	Includes 139,478 shares of restricted stock.

(4)	Includes 56,814 shares of restricted common stock.

(5)	Consists of 24,065 shares of restricted common stock.

(6)	Consists of 24,378 shares of restricted common stock.

(7)	Consists of 6,565 shares of restricted common stock.

(8)	Consists of 13,945 shares of restricted common stock.

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WHERE YOU CAN FIND MORE INFORMATION

We file our annual, periodic and current reports, and other required information, electronically with the SEC and this information is available at www.sec.gov. We also make available on our website at https://www.kulr.ai, free of charge, copies of these reports and other information as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

The Company uses, and will continue to use, its website, press releases, and various social media channels, including its Twitter account (twitter.com/kulrtech), its LinkedIn account (linkedin.com/company/kulr-technology-corporation), its Facebook account (facebook.com/KULRTechnology), its TikTok account (tiktok.com/Kulr_tech), its Instagram account (instagram.com/Kulr_tech), and its YouTube account (youtube.com/channel/UC3wZBPINQd51N6p35Mo5uQg), as additional means of disclosing public information to investors, the media and others interested in the Company. It is possible that certain information that the Company posts on its website, disseminated in press releases and on social media could be deemed to be material information, and the Company encourages investors, the media and others interested in the Company to review the business and financial information that the Company posts on its website, disseminates in press releases and on the social media channels identified above, as such information could be deemed to be material information.

 HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the Information Statement is being delivered to multiple shareholders sharing an address, unless the Company has received instructions from one or more of the shareholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the Information Statement you may call the Company at (408) 663-5247 or send a written request to KULR Technology Group, Inc., 555 Forge River Road, Suite 100, Webster, Texas 77598, Attention: General Counsel and Corporate Secretary. If you wish to receive a separate copy of the Information Statement, and wish to receive a separate copy for each shareholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, shareholders sharing an address who now receive multiple copies of the Information Statement may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

CONCLUSION

As a matter of regulatory compliance, the Company is sending you this Information Statement that describes the purpose and effect of the Actions adopted by the Majority Stockholder. Your consent to the approval of the Actions is not required and is not being solicited in connection herewith. This Information Statement is intended to provide the Company’s stockholders information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

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